Exhibit 99.1
protecting dreams

Randy Ramlo, President & CEO annual shareholders meeting 05.18.2011

2010 vs. 2009 financial highlights annual shareholders meeting 05.18.2011 2010 2009 Losses 52.3% 65.5% ALAE 8.9% 10.0% ULAE 7.7% 8.4% U/W Expense 31.0% 30.3% Combined 99.9% 114.2% NUMBERS PRESENTED ON A STATUTORY BASIS

2010 United Life Highlights Net Income: $12,787,000 Dividend to United Fire: $15,000,000 Life premium growth 2010 over 2009 14.6% Named to Ward's 50 Life & Health Insurance Companies fifth consecutive year financial highlights annual shareholders meeting 05.18.2011 NUMBERS PRESENTED IN GAAP

Book Value Per Share financial highlights annual shareholders meeting 05.18.2011 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 3.31.11 7.14 7.88 9.64 10.62 12.92 12.70 11.82 12.83 13.90 14.47 18.62 22.46 21.20 24.62 27.63 24.10 25.35 27.35 27.42 (Adjusted for Splits)

UFG Investment Portfolio financial highlights annual shareholders meeting 05.18.2011 as of 12/31/2010 NOTE: 93% of Municipal Bond Holdings rated "A" or better. (CHART)

First Quarter 2011 financial highlights annual shareholders meeting 05.18.2011 Net Loss Ratio (including Loss Expenses) 58.2% Catastrophe Effect on Loss Ratio 12.2% Underwriting Expense Ratio 36.1% Combined Ratio 106.5% 03.31.11 NUMBERS PRESENTED IN GAAP

financial highlights annual shareholders meeting 05.18.2011 PHOTO By U.S. Navy photo by Mass Communication Specialist 1st Class Matthew M. Bradley [Public domain], via Wikimedia Commons financial highlights annual shareholders meeting 05.18.2011 PHOTO By Greg O'Beirne via Wikimedia Commons

Building a Stronger Future stronger together annual shareholders meeting 05.18.2011 stronger together

Expanded Geographic Footprint


WA
OR
CA
NV
ID
MT
WY
UT
AZ
NM
CO
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
AL
MI
IN
OH
KY
TN
GA
FL
SC
NC
VA
WV
MD
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
DC

DIRECT WRITTEN PREMIUM 2009

- TOP 18 UFG STATES
- UFG: INDIVIDUALLY <1%, >0.01% DWP
- TOP 6 MERCER STATES

annual shareholders meeting 05.18.2011

(CHART) (CHART) Commercial: 90% Personal: 10% Commercial: 91% Personal: 9% stronger together annual shareholders meeting 05.18.2011 Identical Business Mix: Personal vs. Commercial Lines 2009 Stand-Alone DPW Breakdowns MERCER INSURANCE UNITED FIRE Direct Written Premiums (2010): $148 million Direct Written Premiums (2010): $436 million

(CHART) stronger together annual shareholders meeting 05.18.2011 Identical Business Mix: Property vs. Casualty 2009 Stand-Alone DPW Breakdowns MERCER INSURANCE UNITED FIRE Casualty: 64% Property:36% (CHART) Casualty: 64% Property:36% (CHART) Direct Written Premiums (2010): $148 million Direct Written Premiums (2010): $436 million

Acquisition Timeline November 30, 2010: Acquisition announced January 10, 2011: Federal Trade Commission approval March 1, 2011: Pennsylvania Department of Insurance approval March 7, 2011: California Department of Insurance approval March 8, 2011: New Jersey Department of Banking and Insurance approval March 16, 2011: Mercer Insurance Group shareholder approval March 28, 2011: Transaction closed stronger together annual shareholders meeting 05.18.2011

Funding the Acquisition $29.9 million borrowed from Federal Home Loan Bank $50 million borrowed against bank line of credit Provided $111 million internally Net debt to net capitalization ratio: 13.7% Anticipate replacing with long-term debt in 2011 stronger together annual shareholders meeting 05.18.2011

Stronger Together stronger together annual shareholders meeting 05.18.2011 WV Licensed in 43 States, District of Columbia More than 1,300 Independent Agencies 850 Employees $584.2 Million Direct Written Premium $62.2 Million Net Income

Goals & Strategies Disciplined Underwriting Local Market Knowledge Strong Agent Relationships Targeted Potential Growth Markets Improve Agency Penetration Appoint New Agencies looking ahead annual shareholders meeting 05.18.2011

Make New Friends looking ahead annual shareholders meeting 05.18.2011

Data Protection Real-time backup Protective systems and software Certified vendors Secure encryption Tracking, testing and reporting Continuous improvement looking ahead annual shareholders meeting 05.18.2011

Second Quarter looking ahead annual shareholders meeting 05.18.2011 PHOTO COURTESY OF WIKIMEDIACOMMONS looking ahead annual shareholders meeting 05.18.2011 Multi-State Storm Prediction Center Events

looking ahead annual shareholders meeting 05.18.2011 Tuscaloosa Birmingham with policy overlay how do we compare? annual shareholders meeting 05.18.2011 COMPANY COMBINED RATIO COMPANY COMBINED RATIO Travelers 94% West Bend Mutual 106% Rural Mutual 96% Rockford Mutual 106% Indiana Farmers 97% Sentry Insurance 107% Pioneer State Mutual 98% Midwest Family 107% Ohio Mutual 98% Wolverine Mutual 107% Westfield 100% Harleysville Mutual 107% United Fire 100% Standard Mutual 107% Acuity A Mutual 101% Buckeye State Mutual 108% Fremont Insurance 101% Badger Mutual 108% Cincinnati Insurance 101% Auto Club MI 108% Frankenmuth Mutual 102% Liberty Mutual 108% Church Mutual 103% Society Insurance 109% Auto Owners Insurance 103% Motorists Mutual 110% Brotherhood Mutual 103% Partners Mutual 110% North Star Mutual 103% Wisconsin Mutual 111% State Auto 103% IMT Insurance 112% Pekin Insurance 104% Hastings Mutual 112% Grange Mutual Casualty 104% Central Mutual 119% Germantown Mutual 104% Michigan Millers 125% EMC Insurance 105% Ram Mutual 125% Western Reserve 106% Austin Mutual 126%

Stock Price vs Book Value: Peer Comparison Cincinnati Financial Donegal Group EMC Erie Indemnity Co. Hallmark Financial Services Harleysville Group Inc. HCC Ins. Holdings Inc. Horace Mann Ed. Corp. Meadowbrook Ins. Group Inc. Old Republic Int'l Corp. ProAssurance Corp. Selective Ins. Group Inc. State Auto Fin. Corp. Tower Group, Inc. UNITED FIRE Unitrin, Inc. (CHART) how do we compare? annual shareholders meeting 05.18.2011

How do we compare? Rated A (Excellent) by A.M. Best Company Top 10 Ease of Doing Business Performer Deep Customer Connections, Inc. Third consecutive year how do we compare? annual shareholders meeting 05.18.2011

How do we compare? Most Trustworthy Publicly Traded Companies in America Forbes and Audit Integrity Less than 5% of entire U.S. stock market qualifies how do we compare? annual shareholders meeting 05.18.2011

Holding Company looking ahead annual shareholders meeting 05.18.2011 annual shareholders meeting 05.18.2011

Legal Disclaimer This presentation may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward- looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intend(s)," "plan(s)," "believe(s)," "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will continue," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not have any intention or obligation to update publicly any forward- looking statements, whether as a result of new information, future events or otherwise.

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